UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

NATIONAL HOME HEALTH CARE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-12927	22-2981141
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 White Plains Road, Suite 275, Scarsdale, New York	10583
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 722-9000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

        On June 18, 2007, National Home Health Care Corp. (the “Company”) issued a press release reporting, among other things, that at a special meeting of its shareholders held in New York City on June 15, 2007, the Company’s shareholders approved and adopted the previously announced amended Agreement and Plan of Merger between the Company and affiliates of Angelo Gordon & Co. The Company also reported that, with respect to the previously announced Delaware class action suit, counsel for the parties have agreed in principle to settle the action and are currently negotiating the language of a memorandum of understanding. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated June 18, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2007	NATIONAL HOME HEALTH CARE CORP. /s/ Robert P. Heller Name: Robert P. Heller Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 18, 2007.